Exhibit 10(nn)

Execution Copy

WAIVER, CONSENT AND
EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS WAIVER, CONSENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT (the “Agreement”) is made as of March 25, 2011 among TASTY BAKING COMPANY, a Pennsylvania corporation (“Company”), the direct and indirect subsidiaries of the Company from time to time parties to the Credit Agreement (as defined herein) (the “Subsidiary Borrowers” and with the Company, collectively, the “Borrowers”), CITIZENS BANK OF PENNSYLVANIA, as Administrative Agent and Collateral Agent (in such capacities, collectively, the “Agent”), and Citizens Bank of Pennsylvania as Swing Line Lender and L/C Issuer, and EACH OTHER LENDER party to the Credit Agreement (collectively, including Citizens Bank of Pennsylvania in its capacities as Swing Line Lender and L/C Issuer, the “Lenders” and each individually, a “Lender”).

RECITALS

WHEREAS, Borrowers, Lenders and Agent have previously entered into a certain Credit Agreement dated September 6, 2007, amended by (i) that certain First Amendment to Credit Agreement, dated December 12, 2007, (ii) that certain Second Amendment to Credit Agreement, dated July 16, 2008, (iii) that certain Third Amendment to Credit Agreement, dated October 29, 2008, (iv) that certain Fourth Amendment to Credit Agreement, dated December 24, 2009, (v) that certain Fifth Amendment to Credit Agreement, dated July 30, 2010, (vi) that certain Waiver Agreement and Sixth Amendment to Credit Agreement, dated December 31, 2010, and (vii) that certain Waiver Agreement and Seventh Amendment to Credit Agreement, dated January 14, 2011 (as so amended and as the same may be further amended, supplemented or restated from time to time, the “Credit Agreement”), pursuant to which, inter alia, Agent and Lenders agreed to extend to Borrowers certain credit facilities subject to the terms and conditions set forth therein;

WHEREAS, Borrowers are aware that Penntex Construction Co., Inc. (“Penntex”), the general contractor for L/S 26th Street South, LP (“Liberty”) with respect to the Borrowers’ Philadelphia Navy Yard Bakery, and certain of Penntex’s subcontractors have filed, or may file, Notices of Intent to Lien and/or Mechanic’s Liens, all of which Liens at any time shall not secure obligations in excess of $1,607,816.64, with respect to amounts due to such parties that are included in the $1,607,816.64 payment deferral by Liberty under the terms of the Waiver Letter dated January 14, 2011 and attached to the Seventh Amendment to the Credit Agreement as Schedule 3 (collectively, the “Specified Lien Defaults”);

WHEREAS, Borrowers have requested that Lenders waive the Specified Lien Defaults;

WHEREAS, pursuant to Section 7.07 of the Credit Agreement, Borrowers shall not make any Disposition or enter into any agreement to make any Disposition except certain permitted Dispositions;

WHEREAS, notwithstanding Section 7.07 of the Credit Agreement, Borrowers have requested that the Lenders consent to the Disposition of a certain secured certified administrative claim against The Great Atlantic & Pacific Company (“A&P”) in the amount of $309,430.38 at a sales price of not less than 83 cents on the dollar (the “Permitted A&P Disposition”);

WHEREAS, pursuant to Section 2.10 of the Credit Agreement, the Net Cash Proceeds of the Permitted A&P Disposition shall be applied as repayments of the Fixed Asset Loans, the Job Bank Term Loan and the PIDC Financing on a pro-rata basis as set forth in the Amended and Restated Intercreditor and Collateral Sharing Agreement;

WHEREAS, notwithstanding Section 2.10 of the Credit Agreement, Borrowers have requested that the Lenders waive the application of the Net Cash Proceeds of the Permitted A&P Disposition to the Fixed Asset Loans and the Job Bank Term Loan; and

WHEREAS, Borrowers, Lenders and Agent have agreed to waive the Specified Lien Defaults, consent to Permitted A&P Disposition, waive the application of the Net Cash Proceeds of the Permitted A&P Disposition to the Fixed Asset Loans and the Job Bank Term Loan so long as such Net Cash Proceeds are used only for working capital purposes of the Borrowers and amend the terms of the Credit Agreement in accordance with the terms and conditions hereof.

AGREEMENT

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein, and the foregoing recitals being fully incorporated as if set forth below, the parties hereto hereby agree, effective as of the Effective Date (as defined below), as follows:

1.  Defined Terms. Any capitalized term used but not defined in this Agreement shall have the meaning given to it in the Credit Agreement.

2.  Events of Default and Waiver.

(a)  Events of Default. Borrowers (a) acknowledge and agree that, without this Agreement, the Specified Lien Defaults may, with the passage of time or the occurrence or non-occurrence of other subsequent events, constitute Events of Default under the Loan Documents, and (b) represent and warrant to Lenders that no other Default or Event of Default has occurred and continues to exist as of the Effective Date (defined below).

(b)  Waiver. Lenders hereby waive the Specified Lien Defaults.

Except as expressly provided in the preceding Subsection 2(b), this Agreement does not serve as a waiver of any Defaults or Events of Default which may now or hereafter exist and the Lenders and Agent reserve any and all rights and remedies under the Loan Documents, at law or in equity, in connection with any Defaults or Events of Default. This Section 2 shall be limited precisely as written and relates solely to the Specified Lien Defaults in the manner and to the extent described above and nothing in this Section 2 shall be deemed to (x) constitute a waiver of compliance by the Borrowers with respect to any other term, provision or condition of the Credit

Agreement or any other Loan Document, or any other instrument or agreement referred to therein, or (y) prejudice any right or remedy that the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, or any other instrument or agreement referred to therein.

3.  Permitted A&P Disposition.

(a)  Consent. As of the Effective Date (defined below), notwithstanding the provisions of Section 7.07 of the Credit Agreement, the Lenders hereby consent to the consummation of the Permitted A&P Disposition.

(b)  Waiver. As of the Effective Date (defined below), the provisions of Section 2.10 of the Credit Agreement are hereby waived solely as relates to the application of the Net Cash Proceeds of the Permitted A&P Disposition; provided, that, the Net Cash Proceeds of the Permitted A&P Disposition are used solely for working capital purposes of the Borrowers.

This Section 3 shall be limited precisely as written and relates solely to the provisions of Section 7.07 and 2.10 of the Credit Agreement in the manner and to the extent described above and nothing in this Section 3 shall be deemed to (x) constitute a waiver of compliance by the Borrowers with respect to any other term, provision or condition of the Credit Agreement or any other Loan Document, or any other instrument or agreement referred to therein, or (y) prejudice any right or remedy that the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, or any other instrument or agreement referred to therein.

4.  Amendments to Credit Agreement. Section 6.01(a) of the Credit Agreement is hereby amended as follows:

(a)           as soon as available, but in any event within 90 days after the end of each fiscal year of each Borrower, except that for the fiscal year ended December 25, 2010, within 105 days after the end of such fiscal year, a consolidated balance sheet of each Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit and such consolidating statements to be certified by a Responsible Officer of each Borrower to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of each Borrower and its Subsidiaries;

5.  Conditions Precedent. This Agreement shall become effective on the date (the “Effective Date”) on which the Agent shall have received:

(a)  this Amendment, duly executed and delivered by each of the Borrowers, the Required Lenders and the Agent;

(b)  from the Borrowers (i) the non-refundable amendment fee set forth on Annex 1 hereto, (ii) all unpaid fees, disbursements and other charges of the Agent’s counsel, and (iii) all unpaid fees, disbursements and other charges of the Agent’s financial advisor;

(c)  from PIDC, a waiver of the provisions of Section 2.10 of the Credit Agreement as relates to the application of the Net Cash Proceeds of the Permitted A&P Disposition; and

(d)  such other documentation and information as the Agent may reasonably request.

6.  Representations and Warranties. Borrowers represent and warrant to Lenders that:

(a)  each Borrower: (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of formation, and (ii) has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement;

(b)  the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of the Borrowers (including, without limitation, any required shareholder approvals);

(c)  the execution, delivery and performance hereof, the consummation of the transactions herein contemplated and the compliance with the terms and conditions hereof do not conflict with or result in a breach of, or require consent under, the organizational documents of any Borrower, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument by which any Borrower or any of its property is bound or by which any Borrower or any of its property is subject, and do not constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien or encumbrance upon any property of any Borrower pursuant to the terms of any such agreement or instrument;

(d)  this Agreement has been duly and validly executed and delivered by each Borrower and constitutes its legal, valid and binding obligation, enforceable against each Borrower in accordance with its terms;

(e)  no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange, are

(f)  necessary for the execution, delivery or performance by any Borrower of this Agreement or for the legality, validity or enforceability hereof;

(g)  there are no Defaults or Events of Default in existence under the Loan Documents other than the Specified Lien Defaults that may be or become Defaults or Events of Default;

(h)  all unencumbered motor vehicle titles owned by any Borrower have been delivered to the Agent;

(i)  no Borrower is aware of any facts or circumstances that would constitute defaults or events of default under any Borrower’s agreement(s) with MELF or PIDC;

(j)  no Borrower is aware of any facts or circumstances that would constitute defaults or events of default under any Borrower’s agreement(s) with Liberty or Liberty II;

(k)  no Borrower is aware of any facts or circumstances that would constitute defaults or events of default under any Borrower’s agreement(s) with any New Lender (as defined in the Waiver Agreement and Seventh Amendment to Credit Agreement) or Thomas A. Leonard, Esquire, in his capacity as collateral agent for the New Lenders; and

(l) the representations and warranties in the other Loan Documents are true and correct in all material respects as of the date hereof.

7.  ACKNOWLEDGEMENT AND RELEASE.

BORROWERS AND LENDERS EACH ACKNOWLEDGE AND AGREE THAT (I) THE INDEBTEDNESS, SECURITY INTERESTS AND OTHER LIENS GRANTED TO LENDERS SECURING THE OBLIGATIONS ARE VALID AND PERFECTED IN ACCORDANCE WITH APPLICABLE LAW; (II) THE OBLIGATIONS ARE NOT SUBJECT TO ANY SETOFF, DEFENSE, CLAIM, COUNTERCLAIM, RECOUPMENT, OR AVOIDANCE AND/OR SUBORDINATION UNDER THE BANKRUPTCY CODE OR OTHERWISE; AND (III) BORROWERS HOLD NO CLAIMS AGAINST AGENT OR ANY LENDER, INDIVIDUALLY AND/OR AS AGENT, SUCCESSOR OR ASSIGN, OR AGAINST AGENT’S OR ANY LENDER’S OFFICERS, AGENTS, DIRECTORS, REPRESENTATIVES, ATTORNEYS, AND SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “LENDER PARTIES”). TO THE EXTENT THAT ANY BORROWER HOLDS ANY CLAIMS AGAINST ONE OR MORE OF THE LENDER PARTIES, INCLUDING BUT NOT LIMITED TO CLAIMS RELATING TO ANY EXTENSION OR NON-EXTENSION OF A LETTER OF CREDIT OR ANY ISSUANCE OR NON-ISSUANCE OF A LETTER OF CREDIT OR OTHERWISE ARISING FROM THE LOAN DOCUMENTS AND ADMINISTRATION THEREOF OR COLLECTION OF AMOUNTS DUE THEREUNDER, OR ANY APPLICATIONS, DISCUSSIONS, AND/OR COMMITMENTS TO ENTER INTO ANY FINANCE TRANSACTIONS, WAIVER OR FORBEARANCE AGREEMENTS AND/OR AGREEMENTS PRIOR TO THE DATE OF EXECUTION OF THIS AGREEMENT, AS CONSIDERATION FOR AGENT’S AND

LENDERS’ UNDERTAKINGS UNDER THIS AGREEMENT, BORROWERS HEREBY UNCONDITIONALLY FOREVER RELEASE, DISCHARGE, AND ACQUIT THE LENDER PARTIES OF ANY AND ALL CLAIMS, BREACHES OF CONTRACT, DEBTS, SUITS, DEMANDS, CAUSES OF ACTIONS AND ACTIONS OF ANY TYPE OR NOTICE WHICH AROSE OR ARE BASED ON OCCURRENCES OR TRANSACTIONS WHICH TOOK PLACE PRIOR TO THE EFFECTIVE DATE OF THIS AGREEMENT, WHETHER KNOWN OR UNKNOWN, CONTINGENT OR LIQUIDATED, SUSPECTED OR UNSUSPECTED, AT LAW OR IN EQUITY, OR BASED IN CONTRACT OR TORT. EACH BORROWER ACKNOWLEDGES AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY TO RECEIVE THE ADVICE OF COUNSEL IN CONNECTION WITH THIS ACKNOWLEDGMENT AND RELEASE AND HAS VOLUNTARILY ENTERED INTO THIS ACKNOWLEDGEMENT AND RELEASE.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.

BORROWERS ACKNOWLEDGE THAT BORROWERS HAVE NO RIGHT TO CURE EVENTS OF DEFAULT.

8.  Inconsistencies. To the extent of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of the Credit Agreement or the other Loan Documents, the terms and conditions of this Agreement shall prevail. All terms and conditions of the Credit Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers. Notwithstanding anything herein to the contrary, nothing herein shall be construed to affect the waiver of the Specified Defaults under (and as defined in) the Seventh Amendment, and such waiver continues in full force and effect (subject, in all respects, to the terms and conditions of such waiver set forth in the Seventh Amendment).

9.  Counterparts. This Agreement may be executed by each party in counterparts and may be delivered by facsimile or in electronic PDF sent via e-mail, each of which shall be deemed to be an original and all of which, taken together, shall constitute one agreement binding upon all parties.

10.  Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

11.  Status of Loan Documents. Borrowers further agree that (a) all terms and conditions of the Loan Documents remain in full force and effect, except as expressly modified by the terms of this Agreement and (b) this Agreement constitutes a Loan Document.

12.  No Waiver. The execution, delivery and effectiveness of this Agreement by Lenders except as expressly provided in this Agreement to the contrary shall be without prejudice to, or waiver of, any Defaults and Events of Default that have occurred to date under the Loan Documents or occur with the passage of time. The execution of this Agreement shall not operate except as expressly provided in this Agreement to the contrary as a waiver of any right, power or remedy of Lenders under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. All of the provisions and covenants of the Credit Agreement and other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed, as amended by this Agreement. Each Borrower shall remain obligated to comply with all of its obligations contained in each Loan Document to which it is a party, except as otherwise provided by this Agreement and any other documents required by this Agreement. This Agreement and any other documents required by this Agreement shall be deemed to be a Loan Document for all purposes under and in connection with this Agreement, the Credit Agreement and the other Loan Documents. This Agreement is not intended to confer any rights or benefits on any Person other than the parties hereto and their respective successors and assigns, except that the Lender Parties are intended third-party beneficiaries of the acknowledgment and release provisions hereof.

13.  Choice of Law. This agreement and the documents executed in connection herewith shall in all respects be construed in accordance with, and governed by, the internal laws of the Commonwealth of Pennsylvania, without regard to the principles of conflicts of laws of such Commonwealth.

14.  Authority. The signatories hereto represent and warrant that they have full authority to execute this Agreement.

15.  Advice of Counsel. The parties to this agreement have received the advice of counsel in the negotiation and execution of this Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties are executing this Agreement as of the day and year first above written.

BORROWERS:

TASTY BAKING COMPANY

By: ______________________________________________
Name: ____________________________________________
Title:   ____________________________________________

TBC FINANCIAL SERVICES, INC.

By: ______________________________________________
Name: ____________________________________________
Title:   ____________________________________________

TASTY BAKING OXFORD, INC.

By: ______________________________________________
Name: ____________________________________________
Title:   ____________________________________________

[Signature Page to Waiver, Consent and Eighth Amendment to Credit Agreement]

AGENT:

CITIZENS BANK OF PENNSYLVANIA, as
Administrative Agent, Collateral Agent and L/C Issuer

By: ______________________________________________
Name: ____________________________________________
Title:   ____________________________________________

[Signature Page to Waiver, Consent and Eighth Amendment to Credit Agreement]

LENDERS:

CITIZENS BANK OF PENNSYLVANIA, as Lender

By: ______________________________________________
Name: ____________________________________________
Title:   ____________________________________________

BANK OF AMERICA, N.A., as Lender

By: ______________________________________________
Name: ____________________________________________
Title:   ____________________________________________

SOVEREIGN BANK, as Lender

By: ______________________________________________
Name: ____________________________________________
Title:   ____________________________________________

MANUFACTURERS AND TRADERS TRUST
COMPANY, as Lender

By: ______________________________________________
Name: ____________________________________________
Title:   ____________________________________________

[Signature Page to Waiver, Consent and Eighth Amendment to Credit Agreement]

Annex 1

Each Lender who shall have executed and delivered a signature page hereto on or before 3:00 P.M. on Friday, March 25, 2011 (as such time may be extended by the Agent in its sole discretion) shall be entitled to a non-refundable amendment fee, earned and payable at such time as the Required Lenders shall have delivered such signature pages, in an amount equal to 10 basis points of the amount of such Lender’s Commitment.

Signature pages shall be delivered to:

Peter Lively, Esq.
Drinker Biddle &Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103
Fax: 215 988 2757
Peter.lively@dbr.com

We request that in addition to an electronic signature, each Lender send five original signature pages to the above address; however, payment of the amendment fee shall be conditioned on either an electronic or original signature page to Mr. Lively by the time specified.